PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2019 (In apartment units)(1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,664	332	438	11,434	—	11,434
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	642	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,867	—	—	4,867	—	4,867
Nashville, TN	4,055	320	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	140	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	2,084	—	—	2,084	—	2,084
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	7,320	603	733	8,656	—	8,656
Total Multifamily Units	95,920	3,364	1,311	100,595	—	100,595

(1) Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2019			Average Effective Rent per Unit for the Three Months Ended March 31, 2019	As of March 31, 2019
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA	$1,871,195	14.0%	95.9%	$1,415	10,996
Dallas, TX	1,369,588	10.2%	95.1%	1,263	9,766
Washington, DC	945,772	7.1%	96.6%	1,753	4,080
Charlotte, NC	942,590	7.0%	96.3%	1,195	6,149
Tampa, FL	862,188	6.4%	96.5%	1,427	5,220
Austin, TX	827,797	6.2%	95.7%	1,206	7,117
Orlando, FL	816,197	6.1%	95.8%	1,426	5,274
Raleigh/Durham, NC	662,374	4.9%	96.4%	1,090	5,200
Houston, TX	597,234	4.5%	95.6%	1,177	4,867
Nashville, TN	525,591	3.9%	95.4%	1,229	4,375
Fort Worth, TX	388,395	2.9%	95.7%	1,138	4,249
Phoenix, AZ	372,197	2.8%	96.2%	1,166	2,623
Charleston, SC	365,336	2.7%	95.4%	1,172	3,028
Jacksonville, FL	290,505	2.2%	96.8%	1,110	3,496
Richmond, VA	259,996	1.9%	96.9%	1,156	2,004
Savannah, GA	237,803	1.8%	95.6%	1,068	2,219
Kansas City, MO-KS	182,919	1.4%	95.7%	1,207	1,110
San Antonio, TX	160,745	1.2%	96.9%	1,081	1,504
Birmingham, AL	154,705	1.2%	95.8%	997	1,462
Greenville, SC	153,205	1.1%	96.7%	889	2,084
Memphis, TN	128,922	1.0%	96.0%	973	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$174,696	1.3%	97.0%	$1,290	1,806
Alabama	155,106	1.2%	97.2%	934	1,648
Virginia	150,691	1.1%	97.0%	1,263	1,039
Arkansas	117,407	0.9%	95.7%	875	1,368
Kentucky	92,634	0.7%	96.0%	862	1,308
Mississippi	72,883	0.5%	96.7%	874	1,241
Nevada	68,995	0.5%	96.7%	1,013	721
Tennessee	51,110	0.4%	96.4%	862	943
South Carolina	36,220	0.3%	96.7%	847	576
Stabilized Communities	$13,034,996	97.4%	96.0%	$1,223	99,284

Denver, CO	$202,388	1.5%	94.0%	$1,602	733	812
Atlanta, GA	85,737	0.6%	39.5%	1,706	438	438
Charleston, SC	28,528	0.2%	42.1%	1,616	140	140
Dallas, TX	17,151	0.1%				348
Phoenix, AZ	14,068	0.1%				345
Raleigh/Durham, NC	11,407	0.1%				150
Fort Worth, TX	2,417	0.0%				168
Lease-up and Development Communities	$361,696	2.6%	70.3%	$1,639	1,311	2,401

Total Multifamily Communities	$13,396,692	100.0%	95.7%	$1,228	100,595	101,685

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	As of March 31, 2019		Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2019	March 31, 2018	Percent Change
Operating Revenue
Same Store Communities	95,920	$12,428,484	$375,540	$366,971	2.3%
Non-Same Store Communities	3,364	606,512	15,188	12,985
Lease up/Development Communities	1,311	361,696	4,486	495
Total Multifamily Portfolio	100,595	$13,396,692	$395,214	$380,451
Commercial Property/Land	—	221,812	5,964	5,566
Total Operating Revenue	100,595	$13,618,504	$401,178	$386,017

Property Operating Expenses
Same Store Communities			$138,101	$135,316	2.1%
Non-Same Store Communities			7,036	6,379
Lease up/Development Communities			2,004	612
Total Multifamily Portfolio			$147,141	$142,307
Commercial Property/Land			2,236	2,097
Total Property Operating Expenses			$149,377	$144,404

Net Operating Income
Same Store Communities			$237,439	$231,655	2.5%
Non-Same Store Communities			8,152	6,606
Lease up/Development Communities			2,482	(117)
Total Multifamily Portfolio			$248,073	$238,144
Commercial Property/Land			3,728	3,469
Total Net Operating Income			$251,801	$241,613	4.2%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended
	March 31, 2019	March 31, 2018	Percent Increase/(Decrease)
Personnel	$33,398	$32,357	3.2%
Building Repair and Maintenance	14,089	14,273	(1.3)%
Utilities	26,280	26,683	(1.5)%
Marketing	4,030	3,694	9.1%
Office Operations	5,064	6,199	(18.3)%
Property Taxes	52,318	49,366	6.0%
Insurance	2,922	2,744	6.5%
Total Property Operating Expenses	$138,101	$135,316	2.1%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three Months Ended
			March 31, 2019	March 31, 2018
Atlanta, GA	10,664	12.9%	95.9%	96.1%
Dallas, TX	9,404	8.9%	95.0%	95.6%
Charlotte, NC	6,149	7.0%	96.1%	96.4%
Washington, DC	4,080	6.6%	96.7%	96.6%
Orlando, FL	5,274	6.5%	95.8%	96.3%
Tampa, FL	5,220	6.5%	96.2%	96.5%
Austin, TX	6,475	5.7%	95.9%	96.0%
Raleigh/Durham, NC	4,397	4.5%	96.4%	96.7%
Nashville, TN	4,055	4.4%	95.4%	95.9%
Houston, TX	4,867	4.3%	95.5%	96.9%
Fort Worth, TX	4,249	3.9%	95.4%	95.8%
Jacksonville, FL	3,496	3.5%	96.2%	96.6%
Phoenix, AZ	2,623	2.9%	96.3%	96.7%
Charleston, SC	2,726	2.8%	95.4%	96.1%
Richmond, VA	2,004	2.2%	96.5%	96.9%
Savannah, GA	2,219	2.1%	95.7%	97.0%
Greenville, SC	2,084	1.6%	96.1%	96.2%
Memphis, TN	1,811	1.4%	95.2%	95.7%
San Antonio, TX	1,504	1.2%	96.5%	95.5%
Birmingham, AL	1,462	1.2%	96.0%	95.7%
Huntsville, AL	1,228	1.0%	97.0%	97.2%
Little Rock, AR	1,368	1.0%	95.1%	95.9%
Jackson, MS	1,241	1.0%	96.1%	95.6%
Other	7,320	6.9%	96.4%	96.5%
Total Same Store	95,920	100.0%	95.9%	96.2%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2019	Q1 2018	% Chg	Q1 2019	Q1 2018	% Chg	Q1 2019	Q1 2018	% Chg	Q1 2019	Q1 2018	% Chg
Atlanta, GA	10,664	$47,304	$46,504	1.7%	$16,559	$16,004	3.5%	$30,745	$30,500	0.8%	$1,390	$1,355	2.6%
Dallas, TX	9,404	37,678	37,735	(0.2)%	16,637	16,292	2.1%	21,041	21,443	(1.9)%	1,271	1,265	0.5%
Charlotte, NC	6,149	23,581	23,097	2.1%	7,032	6,601	6.5%	16,549	16,496	0.3%	1,195	1,160	3.0%
Washington, DC	4,080	22,636	22,080	2.5%	6,935	7,027	(1.3)%	15,701	15,053	4.3%	1,753	1,712	2.4%
Orlando, FL	5,274	23,942	23,276	2.9%	8,518	8,239	3.4%	15,424	15,037	2.6%	1,426	1,369	4.2%
Tampa, FL	5,220	23,685	22,868	3.6%	8,330	7,903	5.4%	15,355	14,965	2.6%	1,427	1,366	4.5%
Austin, TX	6,475	24,728	24,166	2.3%	11,162	10,849	2.9%	13,566	13,317	1.9%	1,168	1,141	2.4%
Raleigh/Durham, NC	4,397	15,568	15,138	2.8%	4,890	4,969	(1.6)%	10,678	10,169	5.0%	1,068	1,039	2.8%
Nashville, TN	4,055	15,776	15,590	1.2%	5,220	5,081	2.7%	10,556	10,509	0.4%	1,206	1,186	1.7%
Houston, TX	4,867	18,382	17,601	4.4%	8,119	8,031	1.1%	10,263	9,570	7.2%	1,177	1,126	4.5%
Fort Worth, TX	4,249	16,059	15,737	2.0%	6,686	6,664	0.3%	9,373	9,073	3.3%	1,138	1,110	2.5%
Jacksonville, FL	3,496	12,291	11,928	3.0%	4,002	4,008	(0.1)%	8,289	7,920	4.7%	1,110	1,059	4.8%
Phoenix, AZ	2,623	9,804	9,361	4.7%	2,823	2,799	0.9%	6,981	6,562	6.4%	1,166	1,098	6.2%
Charleston, SC	2,726	10,213	10,123	0.9%	3,589	3,513	2.2%	6,624	6,610	0.2%	1,145	1,121	2.1%
Richmond, VA	2,004	7,517	7,240	3.8%	2,369	2,356	0.6%	5,148	4,884	5.4%	1,156	1,096	5.5%
Savannah, GA	2,219	7,806	7,533	3.6%	2,805	2,774	1.1%	5,001	4,759	5.1%	1,068	1,024	4.3%
Greenville, SC	2,084	6,205	5,990	3.6%	2,448	2,354	4.0%	3,757	3,636	3.3%	889	851	4.5%
Memphis, TN	1,811	5,650	5,438	3.9%	2,356	2,320	1.6%	3,294	3,118	5.6%	973	924	5.3%
San Antonio, TX	1,504	5,288	5,158	2.5%	2,351	2,389	(1.6)%	2,937	2,769	6.1%	1,081	1,059	2.1%
Birmingham, AL	1,462	4,817	4,722	2.0%	2,022	1,943	4.1%	2,795	2,779	0.6%	997	956	4.3%
Huntsville, AL	1,228	3,642	3,490	4.4%	1,277	1,290	(1.0)%	2,365	2,200	7.5%	877	818	7.2%
Little Rock, AR	1,368	3,817	3,879	(1.6)%	1,512	1,521	(0.6)%	2,305	2,358	(2.2)%	875	873	0.2%
Jackson, MS	1,241	3,615	3,580	1.0%	1,342	1,385	(3.1)%	2,273	2,195	3.6%	874	861	1.5%
Other	7,320	25,536	24,737	3.2%	9,117	9,004	1.3%	16,419	15,733	4.4%	1,075	1,030	4.4%
Total Same Store	95,920	$375,540	$366,971	2.3%	$138,101	$135,316	2.1%	$237,439	$231,655	2.5%	$1,216	$1,180	3.1%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2019	Q4 2018	% Chg	Q1 2019	Q4 2018	% Chg	Q1 2019	Q4 2018	% Chg	Q1 2019	Q4 2018	% Chg
Atlanta, GA	10,664	$47,304	$47,026	0.6%	$16,559	$16,213	2.1%	$30,745	$30,813	(0.2)%	$1,390	$1,380	0.7%
Dallas, TX	9,404	37,678	37,547	0.3%	16,637	16,495	0.9%	21,041	21,052	(0.1)%	1,271	1,267	0.3%
Charlotte, NC	6,149	23,581	23,458	0.5%	7,032	6,937	1.4%	16,549	16,521	0.2%	1,195	1,187	0.7%
Washington, DC	4,080	22,636	22,655	(0.1)%	6,935	6,708	3.4%	15,701	15,947	(1.5)%	1,753	1,744	0.5%
Orlando, FL	5,274	23,942	23,872	0.3%	8,518	8,426	1.1%	15,424	15,446	(0.1)%	1,426	1,416	0.7%
Tampa, FL	5,220	23,685	23,632	0.2%	8,330	7,916	5.2%	15,355	15,716	(2.3)%	1,427	1,416	0.8%
Austin, TX	6,475	24,728	24,526	0.8%	11,162	10,694	4.4%	13,566	13,832	(1.9)%	1,168	1,160	0.7%
Raleigh/Durham, NC	4,397	15,568	15,513	0.4%	4,890	5,053	(3.2)%	10,678	10,460	2.1%	1,068	1,061	0.7%
Nashville, TN	4,055	15,776	15,690	0.5%	5,220	5,344	(2.3)%	10,556	10,346	2.0%	1,206	1,199	0.6%
Houston, TX	4,867	18,382	18,227	0.9%	8,119	7,803	4.0%	10,263	10,424	(1.5)%	1,177	1,168	0.8%
Fort Worth, TX	4,249	16,059	15,952	0.7%	6,686	6,088	9.8%	9,373	9,864	(5.0)%	1,138	1,132	0.5%
Jacksonville, FL	3,496	12,291	12,250	0.3%	4,002	3,612	10.8%	8,289	8,638	(4.0)%	1,110	1,102	0.7%
Phoenix, AZ	2,623	9,804	9,785	0.2%	2,823	2,864	(1.4)%	6,981	6,921	0.9%	1,166	1,151	1.3%
Charleston, SC	2,726	10,213	10,140	0.7%	3,589	3,692	(2.8)%	6,624	6,448	2.7%	1,145	1,136	0.8%
Richmond, VA	2,004	7,517	7,528	(0.1)%	2,369	2,364	0.2%	5,148	5,164	(0.3)%	1,156	1,146	0.9%
Savannah, GA	2,219	7,806	7,759	0.6%	2,805	2,987	(6.1)%	5,001	4,772	4.8%	1,068	1,064	0.4%
Greenville, SC	2,084	6,205	6,143	1.0%	2,448	2,461	(0.5)%	3,757	3,682	2.0%	889	880	1.0%
Memphis, TN	1,811	5,650	5,620	0.5%	2,356	2,374	(0.8)%	3,294	3,246	1.5%	973	968	0.5%
San Antonio, TX	1,504	5,288	5,215	1.4%	2,351	2,217	6.0%	2,937	2,998	(2.0)%	1,081	1,071	0.9%
Birmingham, AL	1,462	4,817	4,841	(0.5)%	2,022	1,992	1.5%	2,795	2,849	(1.9)%	997	986	1.1%
Huntsville, AL	1,228	3,642	3,640	0.1%	1,277	1,281	(0.3)%	2,365	2,359	0.3%	877	873	0.5%
Little Rock, AR	1,368	3,817	3,814	0.1%	1,512	1,522	(0.7)%	2,305	2,292	0.6%	875	872	0.3%
Jackson, MS	1,241	3,615	3,584	0.9%	1,342	1,304	2.9%	2,273	2,280	(0.3)%	874	871	0.3%
Other	7,320	25,536	25,360	0.7%	9,117	9,172	(0.6)%	16,419	16,188	1.4%	1,075	1,064	1.0%
Total Same Store	95,920	$375,540	$373,777	0.5%	$138,101	$135,519	1.9%	$237,439	$238,258	(0.3)%	$1,216	$1,208	0.7%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of March 31, 2019				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q1 2019	After

Post Parkside at Wade III	Raleigh, NC	150	—	—	2Q18	3Q19	4Q19	1Q20	$25,000	$11,407	$13,593
Sync 36 II	Denver, CO	79	—	—	3Q18	4Q19	4Q19	1Q20	24,500	14,434	10,066
Copper Ridge II	Fort Worth, TX	168	—	—	1Q19	1Q20	2Q20	1Q21	30,000	2,417	27,583
Post Sierra at Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	3Q21	69,000	17,151	51,849
Novel Midtown (2)	Phoenix, AZ	345	—	—	1Q19	3Q20	1Q21	3Q22	82,000	14,068	67,932
Total Active		1,090	—	—					$230,500	$59,477	$171,023
(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE
Dollars in thousands, except per unit data
Three months ended March 31, 2019
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
1,679	$10,294	$6,131	$123	10.9%	16,000 - 17,500

MULTIFAMILY LEASE-UP COMMUNITIES
Dollars in thousands		As of March 31, 2019
		Total	Percent	Construction	Expected	Total
	Location	Units	Occupied	Finished	Stabilization(1)	Cost
Sync 36 I	Denver, CO	374	94.1%	(2)	2Q19	$104,500
Post River North	Denver, CO	359	93.9%	1Q18	2Q19	87,787
1201 Midtown II	Charleston, SC	140	42.1%	4Q18	3Q19	27,857
Post Centennial Park	Atlanta, GA	438	39.5%	3Q18	4Q19	95,160
Total		1,311	70.3%			$315,304
(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2019 ACQUISITION ACTIVITY (THROUGH MARCH 31, 2019)

Multifamily Development Acquisition	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Midtown (1)	Phoenix, AZ	345	1Q21	February 2019
(1) MAA owns 80% of the joint venture that owns this property.

2019 DISPOSITION ACTIVITY (THROUGH MARCH 31, 2019)

Land Disposition	Market	Acreage	Closing Date
Peachtree Road - Outparcel	Atlanta, GA	1	February 2019

Commercial Disposition	Market	Square Feet	Closing Date
Poplar Avenue Office	Memphis, TN	42,000	March 2019

Supplemental Data S-7

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of March 31, 2019
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$78,945	(1)	$51,670	(2)	$44,138

	Three months ended March 31, 2019
Joint Venture Property	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,854	$397

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2019
Dollars in thousands

DEBT SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or hedged debt	$3,873,679	85.2%	4.0%	8.0
Floating (unhedged) debt	674,419	14.8%	3.4%	0.1
Total	$4,548,098	100.0%	3.9%	6.8

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,886,236	85.4%	3.8%	5.4
Secured debt	661,862	14.6%	4.5%	17.1
Total	$4,548,098	100.0%	3.9%	7.1

	Total	Percent of	Q1 2019	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$12,426,519	88.9%	$227,169	90.2%
Encumbered gross assets	1,545,951	11.1%	24,632	9.8%
Total	$13,972,470	100.0%	$251,801	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

	Fixed	Interest	Total Fixed	Effective
Maturity	Rate Debt	Rate Swaps	or Hedged	Rate
2019	$33,380	$—	$33,380	3.7%
2020	158,058	299,404	457,462	3.0%
2021	194,987	—	194,987	5.2%
2022	365,355	—	365,355	3.6%
2023	359,211	—	359,211	4.2%
Thereafter	2,463,284	—	2,463,284	4.1%
Total	$3,574,275	$299,404	$3,873,679	4.0%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2019 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Unsecured Revolving Credit Facility	Public Bonds	Other Unsecured	Secured	Total
2019	$—	$—	$319,787	$13,391	$333,178
2020	75,000	—	149,910	158,058	382,968
2021	—	—	222,344	122,353	344,697
2022	—	248,616	416,144	—	664,760
2023	—	346,992	12,219	—	359,211
Thereafter	—	2,075,281	19,943	368,060	2,463,284
Total	$75,000	$2,670,889	$1,140,347	$661,862	$4,548,098

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	32.6%	Yes
Total secured debt to adjusted total assets	40% or less	4.7%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.02x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	320%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.0%	Yes
Total secured debt to total capitalized asset value	40% or Less	4.3%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.54x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	27.3%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-10

2019 GUIDANCE

MAA provides guidance on expected FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2019
Earnings:
Earnings per common share - diluted	$2.19 to $2.43
Midpoint	$2.31
FFO per Share - diluted	$6.11 to $6.35
Midpoint	$6.23
AFFO per Share - diluted	$5.47 to $5.71
Midpoint	$5.59

MAA Same Store Communities:
Number of units	95,920
Lease over lease pricing growth for new leases and renewals	2.20% to 3.20%
Average physical occupancy	95.70% to 96.10%
Property revenue growth	1.80% to 2.80%
Property operating expense growth	2.60% to 3.60%
NOI growth	1.30% to 2.30%
Real estate tax expense growth	3.75% to 4.75%

Corporate Expenses:
General and administrative expenses	$42.5 to $43.5 million
Property management expenses	$54.0 to $55.0 million
Total overhead	$96.5 to $98.5 million

Income tax expense	$2.5 to $3.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	$125.0 to $175.0 million
Multifamily disposition volume	$75.0 to $125.0 million
Development investment	$100.0 to $150.0 million

Debt:
Average effective interest rate	3.9% to 4.1%
Capitalized interest	$2.5 to $3.5 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2019 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.19	$2.43
Real estate depreciation	4.10	4.10
Amortization other	0.04	0.04
Gains on sale of depreciable assets	(0.22)	(0.22)
FFO per Share - diluted	6.11	6.35
Recurring capital expenditures	(0.64)	(0.64)
AFFO per Share - diluted	$5.47	$5.71

Supplemental Data S-11

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP

(2)	Corporate credit rating assigned to MAALP, the primary operating partnership of MAA

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2019	Q3 2019	Q4 2019	Q1 2020
Earnings release & conference call	Early August	Late October	Late January	Late April

Dividend Information - Common Shares:	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Declaration date	3/13/2018	5/22/2018	9/25/2018	12/4/2018	3/21/2019
Record date	4/13/2018	7/13/2018	10/15/2018	1/15/2019	4/15/2019
Payment date	4/30/2018	7/31/2018	10/31/2018	1/31/2019	4/30/2019
Distributions per share	$0.9225	$0.9225	$0.9225	$0.9600	$0.9600

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12